UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 9, 2004

                         Luminent Mortgage Capital, Inc.
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             (Exact name of registrant as specified in its charter)

          Maryland                      012-36309                06-1694835
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(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

    909 Montgomery Street, Suite 500                               94133
        San Francisco, California
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code     (415) 486-2110

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item

Item 2.02 Results of Operations and Financial Condition

      On November 9, 2004, Luminent Mortgage Capital, Inc. issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of that release is furnished as Exhibit 99 to this report.

      The information in this Current Report on Form 8-K (including the exhibit incorporated into this Item 2.02 by reference) is being is provided under
      Item 2.02 of Form 8-K and shall not be deemed "filed" for the purposes of
      Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

      (c)   Exhibits

      Exhibit 99.1

      Press Release of the Registrant dated November 9, 2004
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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LUMINENT MORTGAGE CAPITAL, INC.
                                                     (Registrant)

Date: November 9, 2004                   By:    /s/ CHRISTOPHER J. ZYDA
                                             -----------------------------
                                                  Christopher J. Zyda
                                               Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                         Description
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     99.1          Press release of the Registrant dated November 9, 2004